Goodwill (Table)	12 Months Ended
Dec. 31, 2024
Goodwill.
Schedule of goodwill

		2024	2023
	Notes	$ million	$ million
Cost and net book value
At 1 January		2,992	3,031
Exchange adjustment		(47)	45
Impairment		(65)	(84)
Acquisitions	21	146	–
At 31 December		3,026	2,992

Management has identified five CGUs in applying the provisions of IAS 36 Impairment of Assets: Orthopaedics, Sports Medicine, ENT, Advanced Wound Care & Devices and Bioactives.

For the purpose of goodwill impairment testing, the Advanced Wound Care & Devices and Bioactives CGUs have been aggregated (Advanced Wound Management), as this is the level at which goodwill is monitored and level at which the economic benefits relating to the goodwill within these CGUs is realised.

During 2024, the Group announced its intention to close the Warwick manufacturing site that manufactures Birmingham Hip Resurfacing (BHR) products. As a result, goodwill of $63m relating to BHR was written-off. In addtion, a $2m goodwill impairment charge was recorded as a result of disposal of certain products.

During 2023, management evaluated the commercial viability of Engage products and concluded that they should be discontinued. The goodwill related to Engage of $84m, previously included in the Orthopaedics CGU, was fully impaired.

Goodwill is allocated to the Group’s CGUs as follows:

	2024	2023
	$ million	$ million
Orthopaedics	807	915
Sports Medicine	1,302	1,154
ENT	287	287
Advanced Wound Management	630	636
	3,026	2,992